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                                                                     EXHIBIT 21

                         SUBSIDIARIES OF THE REGISTRANT


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Name                                                                 State or other Jurisdiction of
                                                                     Incorporation of Organization
-------------------------------------------------------------------- ---------------------------------------
British Trimmings Limited(1)                                         England
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Dominion Simplicity Patterns Limited(2)                              Canada
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British Trimmings (1997) Limited(3)                                  England
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British Trimmings (Reddish) Limited(3)                               England
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Simplicity Capital Corporation(4)                                    Delaware
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Simplicity Holdings, Inc.(5)                                         Delaware
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Simplicity Limited(2)                                                United Kingdom
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Simplicity Limited(2)                                                New Zealand
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Simplicity Pattern Co., Inc.(6)                                      Delaware
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Simplicity PTY Limited(2)                                            Australia
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Simplicity S.A. de C.V.(2)                                           Mexico
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Style Patterns (Australia) PTY Limited(2)                            Australia
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Style Patterns (N.Z.) Limited(2)                                     New Zealand
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Val-Mex, S.A. de C.V.                                                Mexico
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India Trimmings Private Limited                                      India
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

Each subsidiary does business under its own name.

(1)      British Trimmings Limited was acquired by the Registrant on December
         22, 1993.
(2)      Subsidiary of Simplicity Pattern Co., Inc.
(3)      Subsidiary of British Trimmings Limited.
(4) Simplicity Capital Corporation was acquired by the Registrant on June 19, 1998.
(5)      Subsidiary of Simplicity Capital Corporation.
(6)      Subsidiary of Simplicity Holdings, Inc.